SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)   March 14, 1995
                                                      --------------------



                                Commercial Credit Company
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                (Exact name of registrant as specified in its charter)



          Delaware                     1-6594                  52-0883351
          --------------           ----------------         --------------
          (State or other           (Commission             (IRS Employer
          jurisdiction of           File Number)            Identification No.)
          incorporation)


                300 Saint Paul Place, Baltimore, Maryland          21202
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                 (Address of principal executive offices)      (Zip Code)


                                      (410) 332-3000
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                 (Registrant's telephone number, including area code)







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                              COMMERCIAL CREDIT COMPANY
                              Current Report on Form 8-K

          Item 7.   Financial Statements, Pro Forma Financial Information
                    -----------------------------------------------------
          and Exhibits.
          -------------


               Exhibits:

               Exhibit No.    Description
               -----------    -----------

                  1.01 Terms Agreement, dated March 14, 1995, among the Company and CS First Boston Corporation, Chase Securities, Inc., BA Securities, Inc., Chemical Securities Inc., Citicorp Securities, Inc. and UBS Securities Inc., as Underwriters, relating to the offer and sale of the Company's 7 3/8% Notes due March 15, 2002.

                  4.01 Form of Note for the Company's 7 3/8% Notes due March 15, 2002.




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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:  March 16, 1995                  COMMERCIAL CREDIT COMPANY



                                             By /s/ Firoz B. Tarapore
                                               ---------------------------
                                                 Firoz B. Tarapore
                                                 Vice President






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